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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 8, 2004


                                  PFSWEB, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                   000-28275                75-2837058
            --------                   ---------                ----------
 (State or other jurisdiction of    (Commission File         (I.R.S. Employer
         incorporation)                 Number)           Identification Number)


                          500 NORTH CENTRAL EXPRESSWAY
                                 PLANO, TX 75074
                                 ---------------
                    (Address of principal executive offices)

                                 (972) 881-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                      NONE
                                      ----
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02. Results of Operations and Financial Condition

     On November 8, 2004, PFSweb, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2004. Attached to this current report on Form 8-K is a copy of the related press release dated November 8, 2004. The information in this Report on Form 8-K, and the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section.

Exhibit No.      Description
-----------      -----------
  99.1           Press Release Issued November 8, 2004



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PFSweb, Inc.


     Dated: November 8, 2004              By: /s/  THOMAS J. MADDEN
                                              ---------------------
                                          Thomas J. Madden
                                          Executive Vice President, Chief
                                          Financial and Accounting Officer